Exhibit 10.1

PROFESSIONAL SERVICES AGREEMENT

This agreement (“Agreement”) is made effective as of August 27, 2022 by and between Protopia International Company Limited whose business address is Room 1116, 11/F, Star House, 3 Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (hereinafter referred to as “SERVICE PROVIDER”), and the undersigned (hereinafter referred to as the “CLIENT”):

COMPANY:	Bosung Meditech Co., Ltd.
ADDRESS:	107, Donghwagongdan-ro, Wonju-si, Gangwon-do, South Korea

WHEREAS, CLIENT wishes to form a new subsidiary company to carry out any lawful business as deemed applicable by the management of CLIENT. The newly formed subsidiary company is hereafter referred to as “NEWCO”. CLIENT wishes to have NEWCO register a Registration Statement on Form S-1 with the United States Securities and Exchange Commission (“SEC”) for a self underwriting Initial Public Offering Under the Securities Act of 1933, as amended, of the United States. CLIENT’s contemplated transaction is hereafter referred to as the “NEWCO EXERCISE”.

WHEREAS, CLIENT wishes to retain SERVICE PROVIDER as a service provider, and SERVICE PROVIDER wishes to be retained in such capacity and prepare a draft Registration Statement on Form S-1 for review by CLIENT’s lawyer in connection with the NEWCO EXERCISE.

THEREFORE, both parties hereto agree as follows:

1.	Appointment: CLIENT hereby appoints SERVICE PROVIDER as a service provider to prepare a draft Registration Statement on Form S-1 for review by CLIENT’s lawyer in connection with the NEWCO EXERCISE, (“PRODUCT”) and SERVICE PROVIDER hereby accepts appointment in such capacity in accordance with the terms and conditions as set out in this Agreement.

2.	Duties of SERVICE PROVIDER: SERVICE PROVIDER will provide the following services:

a)	Based on information provided by CLIENT, and information collected by SERVICE PROVIDER from various sources including but not limited to Registration Statement on Form S-1 filed by other companies with the SEC in the past, SERVICE PROVIDER shall prepare PRODUCT.

b)	SERVICE PROVIDER shall deliver PRODUCT within 60 days from the day first written above.

c)	CLIENT shall engage the services of a qualified U.S. lawyer (“LAWYER”) to review PRODUCT.

d)	SERVICE PROVIDER shall assist LAWYER to collect necessary information from CLIENT to make amendments to PRODUCT deemed applicable by LAWYER.

3.	No Legal Advice: CLIENT agrees and understands that SERVICE PROVIDER does not render any legal advice to CLIENT in connection with the preparation of PRODUCT, and none of the content in PRODUCT can be construed as a legal advice or a legal opinion. CLIENT further agrees that if PRODUCT forms a basis for a Registration Statement on Form S-1 to be filed with the SEC, before the filing, legal advice shall be secured to perform a thorough review of PRODUCT with proper legal opinions obtained when necessary.

4.	Provision of Information: CLIENT agrees to provide SERVICE PROVIDER with any information and documents as may be requested by SERVICE PROVIDER in connection with this Agreement. CLIENT shall be solely responsible for the accuracy of the information and representations contained in any documents to be prepared by any of these parties on behalf of CLIENT. SERVICE PROVIDER shall not be held liable to any of CLIENT’s damages resulting from CLIENT’s repeated failure to provide information requested by SERVICE PROVIDER within the indicated time frame.

5.	Compensation: CLIENT shall make a good faith advance payment of USD 10,000 to SERVICE PROVIDER. This advance payment will become a professional service fee to SERVICE PROVIDER as SERVICE PROVIDER’s compensation at the earlier of (1) PRODUCT being declared effective by the SEC, or (2) the termination of this Agreement.

6.	Indemnification: CLIENT hereby agrees to indemnify and hold harmless SERVICE PROVIDER, its Directors, Officers, employees, agents, representatives, assigns, and controlling persons (and other officers, directors, employees, agents, representatives, assigns and controlling persons) from any and all losses, claims, damages, liabilities, costs, and expenses (and all other actions, suits, proceedings, or claims in respect thereof) and any legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise (including, without limitation, the cost of investigating, preparing or defending any such action, suit, proceeding, or claim, whether or not in connection with any action, suit, proceeding or claim for which it is a party), as and when incurred, directly or indirectly, caused by, relating to, based upon or arising out of the services pursuant to this Agreement so long as SERVICE PROVIDER has not committed intentional or willful misconduct, nor acted with gross negligence, in connection with the services which form the basis of the claim for indemnification. CLIENT further agrees that SERVICE PROVIDER shall incur no liability on account of this Agreement or any acts or omissions arising out of or relating to this Agreement except for such intentional or willful misconduct. This paragraph shall survive the expiration or termination of this Agreement. CLIENT also expressly indemnifies SERVICE PROVIDER for any future liabilities, either administrative, civil, or criminal related to the improper use by CLIENT or its assignees of any and all documentation that is provided to CLIENT by SERVICE PROVIDER pursuant to this Agreement. CLIENT further agrees that SERVICE PROVIDER shall have no responsibility to verify the accuracy or adequacy of any statement, document, fact or information provided to SERVICE PROVIDER by CLIENT or CLIENT’s attorney, accountant, representative or agents.

7.	Independent Contractor Status: SERVICE PROVIDER shall perform its services under this contract as an independent contractor and not as an employee of CLIENT or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that SERVICE PROVIDER shall have no authority to act for, represent or bind CLIENT or any affiliate thereof in any manner, except as provided for expressly in this Agreement or in writing by CLIENT.

8.	Amendment and Modification: Subject to applicable laws, this Agreement may be amended, modified or supplemented only by a written agreement signed by both SERVICE PROVIDER and CLIENT. No oral modifications to this Agreement may be made.

9.	Entire Agreement: This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement. The failure by SERVICE PROVIDER to insist on strict performance of any term or condition contained in this Agreement shall not be construed by CLIENT as a waiver, at any time, of any rights, remedies or indemnifications, all of which shall remain in full force and effect from time of execution through eternity.

10.	Agreement Binding: This Agreement shall be binding upon the heirs, executors, administrators, and successors and permitted assigns of the parties hereto. CLIENT shall not assign its rights or delegate its duties under any term or condition set forth in this Agreement without the prior written consent of SERVICE PROVIDER.

11.	Attorney’s Fees: In the event an arbitration, mediation, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorney’s fees to be fixed by the arbitrator, mediator, trial court and/or appellate court.

12.	Severability: If any provision of this Agreement is held to be illegal, invalid or unenforceable under the present or future laws effecting during the term hereof, such provision shall be fully severable and this Agreement shall be construed as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

13.	Governing Law: This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the Hong Kong Special Administrative Region. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction within the Hong Kong Special Administrative Region.

14.	Termination of this Agreement: This Agreement shall terminate automatically on the 180th day from the date first written on this Agreement. Early termination of this Agreement can be effected upon signing of a Termination Agreement by SERVICE PROVIDER and CLIENT.

Signatures

Understood and Agreed:

CLIENT: Bosung Meditech Co., Ltd.

Date:	August 27, 2022

Signature:	/s/ Chang Suk KIM

Printed Name:	Chang Suk KIM

Title:	Authorized Signatory

Agreed to and accepted:

SERVICE PROVIDER: Protopia International Company Limited

Date:	August 27, 2022

Signature:	/s/ Sin Yi CHENG

Printed Name:	Sin Yi CHENG

Title:	Director

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